UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 7, 2018

TURNING POINT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37763	20-0709285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Interchange Way, Louisville, KY 40229
(Address of principal executive offices)
(502) 778-4421
N/A
(Registrant’s telephone number, including area code)
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2018, Turning Point Brands, Inc. (the “Company”) and its wholly-owned subsidiaries entered into an amendment and restatement of the Company’s $250 million secured credit facility, comprised of (i) an Amended and Restated First Lien Credit Agreement with Fifth Third Bank, as administrative agent, and other lenders (the “First Lien Credit Agreement”), and (ii) an Amended and Restated Second Lien Credit Agreement with Prospect Capital Corporation, as administrative agent, and other lenders (the “Second Lien Credit Agreement,” and together with the First Lien Credit Agreement, the “Credit Agreements”). The Company used the proceeds of the credit facility to repay in full the Company’s prior credit facilities and to pay related fees and expenses. The prior credit facilities were described in the Company’s Current Report on Form 8-K filed with the SEC on February 21, 2017.

The First Lien Credit Agreement consists of: (i) a $50 million revolving credit facility (of which $4.1 million was drawn at closing); and (ii) a $160 million first lien term loan facility.   The First Lien Credit Agreement also includes an accordion feature that allows the Company to borrow up to an additional $40 million upon the satisfaction of certain conditions, including obtaining commitments from one or more lenders. Borrowings under the revolving credit facility may be used for general corporate purposes, including acquisitions.

The first lien term loan and the revolving credit facility under the First Lien Credit Agreement have a maturity date of March 7, 2023.

The first lien term loan and the revolving credit facility under the First Lien Credit Agreement bear interest at LIBOR plus a spread of 2.75% to 3.50% based on the Company’s senior leverage ratio.

The First Lien Credit Agreement contains certain financial covenants of the Company, including a maximum senior leverage ratio of 3.50x with step-downs to 3.00x, a maximum total leverage ratio of 4.50x with step-downs to 4.00x, and a minimum fixed charge coverage ratio of 1.20x.

The First Lien Credit Agreement is secured by guarantees of each of the Company’s subsidiaries and first priority liens on all tangible and intangible assets of the Company and its material subsidiaries, other than certain excluded assets, as each are described in a First Lien Guaranty and Security Agreement dated February 17, 2017, as amended by the Omnibus Amendment, Reaffirmation Agreement and Joinder dated as of March 7, 2018.  The Company has previously filed the First Lien Guaranty and Security Agreement dated February 17, 2017, as Exhibit 10.3 to the Company’s Current Report on Form 8-K as filed with the SEC on February 21, 2017.

The Second Lien Credit Agreement consists of a $40 million second lien term loan (the “Second Lien Term Loan”) having a maturity date of March 7, 2024. The Second Lien Term Loan bears interest at LIBOR plus a spread of 7.00%.

The Second Lien Credit Agreement contains certain financial covenants of the Company, including a maximum senior leverage ratio of 3.75x with step-downs to 3.50x, a maximum total leverage ratio of 4.75x with step-downs to 4.50x, and a minimum fixed charge coverage ratio of 1.10x.

The Second Lien Credit Agreement is secured by guarantees of each of the Company’s subsidiaries and second priority liens on all tangible and intangible assets of the Company and its material subsidiaries, other than certain excluded assets, as each are described in a Second Lien Guaranty and Security Agreement dated February 17, 2017, as amended by the Second Lien Omnibus Amendment, Reaffirmation Agreement and Joinder dated as of March 7, 2018.  The Company has previously filed the Second Lien Guaranty and Security Agreement dated February 17, 2017, as Exhibit 10.4 to the Company’s Current Report on Form 8-K as filed with the SEC on February 21, 2017.

The Credit Agreements contain customary events of default, including payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain other material indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, certain ERISA events, judgments in excess of specified amounts and change in control defaults.

The Credit Agreements also contain certain negative covenants customary for facilities of these types including, covenants that, subject to exceptions described in the Credit Agreements, restrict the ability of the Company and its subsidiary guarantors: (i) to pledge assets; (ii) to incur additional indebtedness; (iii) to pay dividends; (iv) to make distributions; (v) to sell assets; and (vi) to make investments.

Also, on March 7, 2018, in connection with the Credit Agreements, the Company and the lenders entered into a First Amendment to Second Lien Intercreditor Agreement dated February 17, 2017 (the “Intercreditor Agreement”) setting forth the respective rights of the lenders.   The Company has previously filed the Second Lien Intercreditor Agreement dated February 17, 2017, as Exhibit 10.5 to the Company’s Current Report on Form 8-K as filed with the SEC on February 21, 2017.

The foregoing descriptions of (i) the First Lien Credit Agreement, (ii) the Second Lien Credit Agreement, (iii) the Omnibus Amendment, Reaffirmation Agreement and Joinder, (iv) the Second Lien Omnibus Amendment, Reaffirmation Agreement and Joinder, and (v) the Intercreditor Agreement are qualified in their entirety by reference to the full text of those documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 2.02.	Results of Operations and Financial Condition.

On March 8, 2018, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statement and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1
Amended and Restated First Lien Credit Agreement, dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as the obligors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.2
Amended and Restated Second Lien Credit Agreement, dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as obligors, Prospect Capital Corporation, as administrative agent, and the lenders party thereto.

10.3
Omnibus Amendment, Reaffirmation Agreement and Joinder dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.4
Second Lien Omnibus Amendment, Reaffirmation Agreement and Joinder dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.5
First Amendment to Second Lien Intercreditor Agreement, dated as of March 7, 2018, by and among Turning Point Brands, Inc., and the other grantors party thereto, Fifth Third Bank, as first lien collateral agent, and Prospect Capital Corporation, as second lien collateral agent.

99.1	Press Release dated March 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURNING POINT BRANDS, INC.

Date: March 8, 2018	By	/s/ James Dobbins
James Dobbins
Counsel and Secretary Senior Vice President, General

Exhibit Index

Exhibit No.	Description

10.1
Amended and Restated First Lien Credit Agreement, dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as the obligors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.2
Amended and Restated Second Lien Credit Agreement, dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as obligors, Prospect Capital Corporation, as administrative agent, and the lenders party thereto.

10.3
Omnibus Amendment, Reaffirmation Agreement and Joinder, dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.4
Second Lien Omnibus Amendment, Reaffirmation Agreement and Joinder, dated as of March 7, 2018, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.5
First Amendment to Second Lien Intercreditor Agreement, dated as of March 7, 2018, by and among Turning Point Brands, Inc., and the other grantors party thereto, Fifth Third Bank, as first lien collateral agent, and Prospect Capital Corporation, as second lien collateral agent.

99.1	Press Release dated March 8, 2018.